Exhibit 99.1

Clayton Bank and Trust and American City Bank

(wholly-owned subsidiaries of Clayton HC, Inc.)

(“Clayton Banks”)

Combined Financial Statements (unaudited)

As of and for the Six Months Ended June 30, 2017 and 2016

CLAYTON BANKS

Combined Balance Sheet (unaudited)

(dollars in thousands, except for per share amounts)

	June 30,	December 31,
	2017	2016
ASSETS
Cash and cash equivalents
Cash and due from banks	$28,705	$37,735
Federal funds sold	595	11,857

Total cash and cash equivalents	29,300	49,592

Securities
Securities available for sale, at fair value	46,650	52,981
Securities held to maturity, at cost	13,519	13,691

Total securities	60,169	66,672

Loans, net of discounts and unearned income	1,069,267	1,052,570
Less: allowance for loan losses	20,437	20,395

Net loans	1,048,830	1,032,175

Other assets
Premises and equipment, net of accumulated depreciation	22,450	22,662
Goodwill	8,425	8,425
Federal Home Loan Bank stock, at cost	3,408	3,370
Accrued interest receivable	4,800	5,050
Other real estate owned	2,917	3,103
Cash surrender value of life insurance	467	464
Repossessed assets	3,036	263
Other	4,269	3,040

Total other assets	49,772	46,377

Total assets	$1,188,071	$1,194,816

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities
Deposits
Non-interest bearing	$212,813	$193,525
Interest bearing	679,133	724,849

Total deposits	891,946	918,374
Federal funds purchased	—	308
Federal Home Loan Bank advances	64,883	52,414
Accrued interest payable	574	553
Other liabilities	6,202	9,590

Total liabilities	963,605	981,239

Shareholder’s Equity
CBT Common stock, $25 par value; authorized 200,000 shares; 153,600 shares issued and outstanding and ACB Common stock $362.09 par value; authorized 105,000; 1,000 shares issued and outstanding	4,202	4,202
Additional paid in capital	89,902	89,902
Retained earnings	128,939	118,389
Accumulated other comprehensive income, net of applicable taxes	1,423	1,084

Total shareholder’s equity	224,466	213,577

Total liabilities and shareholder’s equity	$1,188,071	$1,194,816

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Combined Income Statement (unaudited)

(dollars in thousands)

	Six Months Ended
	June 30,
	2017	2016
Interest income:
Loans, including fees	$33,433	$29,123
Securities	1,050	1,192
Other	177	164

Total interest income	34,660	30,479

Interest expense:
Deposits	2,897	2,711
Other borrowings	695	629

Total interest expense	3,592	3,340

Net interest income	31,068	27,139
Provision for loan losses	486	508

Net interest income after provision for loan losses	30,582	26,631

Non-interest income:
Service charges on deposit accounts	388	416
Trust fee income	449	368
Net loss on sales of foreclosed real estate owned and other assets	(101)	(105)
Loan servicing income	1,112	947
Other non-interest income	1,180	1,133

Total non-interest income	3,028	2,759

Non-interest expense:
Salaries and employee benefits	6,780	7,258
Occupancy and equipment	1,256	1,166
FDIC and state banking fees	239	313
Collection expense	235	97
Amortization of intangible assets	—	29
Professional fees	306	171
Other non-interest expense	2,078	1,780

Total non-interest expense	10,894	10,814

Income before income taxes	22,716	18,571
State income tax expense	1,716	1,271

Net income	$21,000	$17,305

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Combined Statements of Comprehensive Income (unaudited)

(dollars in thousands)

	Six Months Ended June 30,
	2017	2016
Net Income	$21,000	$17,305
Other comprehensive income, net of income taxes
Net change in unrealized gains on securities available for sale, net of tax effect	339	401
Reclassification adjustment for gain on sale of securities included in net income, net of tax expense of $1 and $2	(20)	(24)

Total comprehensive income	$21,319	$17,682

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Combined Statements of Changes in Shareholder’s Equity (unaudited)

(dollars in thousands)

				Accumulated
		Additional		Other	Total
	Common	Paid In	Retained	Comprehensive	Shareholder’s
	Stock	Capital	Earnings	Income	Equity
Balance, December 31, 2015	$4,202	$89,902	$101,242	$2,086	$197,432
Net income	—	—	17,305	—	17,305
Dividends declared	—	—	(11,000)	—	(11,000)
Other comprehensive income	—	—	—	401	401

Balance, June 30, 2016	$4,202	$89,902	$107,547	$2,487	$204,138

Balance, December 31, 2016	$4,202	$89,902	$118,389	$1,084	$213,577
Net income	—	—	21,000	—	21,000
Dividends declared	—	—	(10,450)	—	(10,450)
Other comprehensive income	—	—	—	339	339

Balance, June 30, 2017	$4,202	$89,902	$128,939	$1,423	$224,466

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Combined Statements of Cash Flows (unaudited)

(dollars in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net income	$21,000	$17,305
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	266	305
Provision for loan losses	486	508
Net accretion of discounts and amortization of premiums on securities	72	119
Net gains on sales of securities	(21)	(26)
Net loss on sales of foreclosed real estate owned and other assets	101	105
Net change in:
Accrued interest receivable	250	(39)
Accrued interest payable	21	74
Other, net	(4,584)	6,960

Net cash flows from operating activities	17,591	25,311

Cash flows from investing activities:
Available-for-sale securities:
Sales	4,366	537
Maturities, prepayments and calls	2,285	5,626
Held-to-maturity securities
Maturities, prepayments and calls	164	—
Purchase of FHLB Stock	(38)	—
Net change in loans	(17,966)	(37,999)
Purchases of premises and equipment	(90)	(50)
Proceeds from the sales of foreclosed real estate and other assets	515	865

Net cash from (used in) investing activities	(10,764)	(31,021)

Cash flows from financing activities:
Net change in deposits	(26,428)	38,157
Proceeds from FHLB advances	27,000	—
Repayments of FHLB advances	(14,531)	(531)
Repayments of federal funds purchased	(308)	(10,587)
Dividends paid	(12,852)	(11,000)

Net cash flows from (used in) financing activities	(27,119)	16,039

Net change in cash and cash equivalents	(20,292)	10,329
Cash and cash equivalents at the beginning of the period	49,592	44,459

Cash and cash equivalents at the end of the period	$29,300	$54,788

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Combined Statements of Cash Flows (Continued) (unaudited)

(dollars in thousands)

	Six Months Ended June 30,
	2017	2016
Supplemental disclosures of cash flow information:
Cash paid during year for:
Interest	$3,571	$6,669
Income taxes, net of refunds	2,425	2,650
Supplemental schedule of non-cash activities:
Transfers from loans to other real estate owned	$266	$490
Transfers from loans to repossessed assets	2,774	573

See accompanying notes to unaudited combined financial statements

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Principles of Combination - The combined financial statements include Clayton Bank and Trust and American City Bank, together referred to as “Clayton Banks” or “the Banks.” Intercompany transactions and balances are eliminated in consolidation. The Banks are wholly-owned by Clayton HC Inc.

The Banks provide financial services through its branches in the counties of Chester, Blount, Knox, Madison, Tipton, Crockett, Henderson, Putnam, Franklin, Coffee, Moore, and Fayette, Tennessee. Their primary deposit products are checking, savings, and term certificate accounts, and their primary lending products are residential mortgage including Manufactured Housing, commercial, and installment loans. Substantially all loans are secured by specific items of collateral including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. However, the customers’ ability to repay their loans is dependent on the cash flow of borrowers, which can be impacted by the general economic conditions in the area.

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and general practices of the banking industry. The Combined Balance Sheet at December 31, 2016 has been derived from the audited combined financial statements included in the prospectus filed by FB Financial Corporation (“FBK”) on July 7, 2017. Certain prior period amounts have been reclassified to conform to the current period presentation without any impact on the reported amounts of net income or shareholders’ equity.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the allowance for loan loss, the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans, the determination of the fair value of financial instruments, and the realization of deferred tax assets. In connection with the determination of the allowance for loan loss and the estimated fair value of real estate owned, management obtains independent appraisals for significant properties.

There are currently no new accounting policies that were not disclosed in the Bank’s December 31, 2016 audited financial statements included in the prospectus filed by FBK on July 7, 2017, except as described below.

Repossessed assets- includes other non-real estate, including notes receivable, vehicles and mobile homes carried at their estimated fair value.

Subsequent Events – On July 31, 2017, the banks were acquired pursuant to the stock purchase agreement dated February 8, 2017. Following the completion of the acquisition, the Banks were merged with, and into FirstBank, with FirstBank, a wholly-owned subsidiary of FBK, continuing as the surviving corporation. In conjunction with the closing, a $79.5 million cash dividend was paid from the combined Clayton Banks to Clayton HC Inc., along with a cash dividend of $9.3 million related to the S-Corp taxes as specified in the stock purchase agreement. Additionally, the Clayton Banks paid a dividend of certain assets with a value $4.8 million to Clayton HC Inc., prior to the effective date of the merger.

Date of Management’s Review - Management has evaluated events and transactions occurring subsequent to the balance sheet date for items that should potentially be recognized or disclosed in these financial statements. The evaluation was conducted through the date of this filing, which is the date these financial statements were available to be issued. There were no other subsequent events that occurred after June 30, 2017, but prior to the issuance of these financial statements, other than discussed above, that would have a material impact on the Banks’ combined financial statements.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

NOTE 2 - SECURITIES

The fair value of available for sale securities and the related gross unrealized gains and losses recognized in accumulated other comprehensive income were as follows for June 30, 2017 and December 31, 2016:

			Gross
	Amortized	Gross Unrealized	Unrealized	Fair
June 30, 2017	Cost	Gains	Losses	Value
Mortgage-backed securities	$30,405	$885	$(48)	$31,242
State and municipal	14,723	685	—	15,408

	$45,128	$1,570	$(48)	$46,650

			Gross
	Amortized	Gross Unrealized	Unrealized	Fair
December 31, 2016	Cost	Gains	Losses	Value
Mortgage-backed securities	$34,378	$791	$(173)	$34,996
State and municipal	17,444	583	(42)	17,985

	$51,822	$1,374	$(215)	$52,981

The amortized cost, unrecognized gains and losses, and fair value of securities held to maturity were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized
June 30, 2017	Cost	Gains	Losses	Fair Value
Mortgage-backed securities	$613	$21	$—	$634
State and municipal	12,906	421	—	13,327

	$13,519	$442	$—	$13,961

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 2016	Cost	Gains	Losses	Fair Value
Mortgage-backed securities	$777	$31	$—	$808
State and municipal	12,914	482	(4)	13,392

	$13,691	$513	$(4)	$14,200

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

The amortized cost and fair value of debt securities at June 30, 2017, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Available For Sale		Held to Maturity
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value
Due in one year	$704 $	720	$2,409	$2,464
Due in one to five years	5,348	5,671	3,552	3,679
Due in five to ten years	5,164	5,365	6,281	6,489
Due in greater than ten years	3,507	3,652	664	695
Mortgage-backed securities	30,405	31,242	613	634

	$45,128	$46,650	$13,519	$13,961

There were 27 securities sold and 1 securities redeemed during the six months ended June 30, 2017 for a net gain of $21 and there were 1 securities sold and 3 securities redeemed during the six months ended June 30, 2016 for a net gain of $26. Securities carried at $52,540 and $55,560 at June 30, 2017 and December 31, 2016 respectively, were pledged to secure deposits and for other purposes as required or permitted by law.

At June 30, 2017 and December 31, 2016 there were no holdings of securities of any one issuer, other than the U.S. Government and its agencies, in an amount greater than 10% of shareholder’s equity.

The following table shows securities with unrealized losses and their fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at June 30, 2017 and December 31, 2016:

	Less than 12 Months		12 Months or More		Total
		Unrealized		Unrealized		Unrealized
Description of Securities	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss
June 30, 2017
Mortgage-backed securities	$—	$—	$1,816	$(48)	$1,816	$(48)
State and municipal	—	—	—	—	$—	$—

Total temporarily impaired	$—	$—	$1,816	$(48)	$1,816	$(48)

December 31, 2016
Mortgage-backed securities	$9,242	$(97)	$2,059	$(76)	$11,301	$(173)
State and municipal	4,197	(46)	—	—	$4,197	$(46)

Total temporarily impaired	$13,439	$(143)	$2,059	$(76)	$15,498	$(219)

Unrealized losses on debt securities have not been recognized into income because the issuers are of high credit quality (rated AA or higher), management has the intent and ability to hold for the foreseeable future, and the decline in fair value is largely due to changes in market interest rates. The fair value is expected to recover as the investments approach their maturity date.

In connection with the subsequent merger, as discussed in Note 1, the entire securities portfolio was sold by FirstBank.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

NOTE 3 - LOANS

A summary of loans outstanding by category at June 30, 2017 and December 31, 2016 follows:

	June 30,	December 31,
	2017	2016
Construction and land	$122,405	$147,182
Commercial real estate	327,746	299,059
Commercial and agriculture	171,824	155,771
Consumer real estate	102,771	103,668
Consumer	21,209	23,349
Manufactured homes	323,312	323,541

	1,069,267	1,052,570
Less: Allowance for loan losses	(20,437)	(20,395)

Loans, net of unearned fees	$1,048,830	$1,032,175

For purposes of the disclosures required pursuant to the Banks’ adoption of ASU 2010-20, the Banks’ loan portfolio is disaggregated into portfolio segments and then further disaggregated into classes. A portfolio segment is defined as the level at which management develops and documents a systematic method for determining its allowance for loan losses. The Banks had the following loan portfolio segments - Construction and land; Commercial real estate; Commercial and agriculture; Consumer real estate; Consumer; and Manufactured homes loans. A class is generally determined based on the initial measurement attribute, risk characteristics of the loan, and the Banks’ method for monitoring and assessing credit risk. Classes within the Construction and land segment are Land acquisition, Commercial construction, and Residential construction. Classes within the Commercial real estate segment are Rental, Business and industrial, and Other. Classes within the Consumer segment are Auto, Credit cards and Other consumer.

The allowance for loan losses (ALLL) includes the following components - reserves for loans collectively evaluated for impairment (determined in accordance with FASB ASC 450-20 Contingencies) and reserves for loans individually evaluated for impairment (determined in accordance with FASB ASC 310-10 Receivables).

The reserves for loans collectively evaluated for impairment are determined based on an application of average historical charge-off percentages by loan portfolio segment, adjusted for loans internally assigned loan grades, and also adjusted for management’s evaluation of current economic events, trends, and conditions in accordance with FASB ASC 450-20 Contingencies. The Banks used a three-year average historical charge-off percentages.

The reserves for loans individually evaluated for impairment are determined based on the present value of the expected future repayments discounted at the loan’s effective interest rate, or for loans that are mainly dependent on the collateral for repayment, the estimated fair value of the collateral less estimated selling costs (net realizable value).

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

A summary of the allowance for loan losses for the six months ended June 30, 2017 and 2016 was as follows:

	June 30,	June 30,
	2017	2016
Beginning balance	$20,395	$21,780
Provision for loan losses	486	508
Loans charged off	(788)	(1,051)
Recoveries	344	165

Ending balance	$20,437	$21,402

The following tables provide a detailed roll forward of the allowance for loan losses for the six months ended June 30, 2017 and 2016 by portfolio segment:

Six Months Ended June 30, 2017	Construction and Land	Commercial Real Estate	Commercial and Agriculture	Consumer Real Estate	Consumer	Manufactured Homes	Total
Allowance for loan loss
Beginning balance	$1,660	$5,353	$2,900	$1,399	$480	$8,603	$20,395
Charge-offs	—	(16)	(204)	(8)	(163)	(397)	(788)
Recoveries	21	18	22	227	51	5	344
Provision	22	(218)	598	56	28	—	486

Ending balance	$1,703	$5,137	$3,316	$1,674	$396	$8,211	$20,437

Ending balance - individually evaluated for impairment	$—	$1,000	$1,622	$20	$40	$19	$2,701

Ending balance - collectively evaluated for impairment	$1,703	$4,137	$1,694	$1,654	$356	$8,192	$17,736

June 30, 2017
Loans
Ending balance - individually evaluated for impairment	$203	$11,798	$2,858	$1,814	$287	$14,355	$31,315
Ending balance - collectively evaluated for impairment	122,202	315,948	168,966	100,957	20,922	308,957	1,037,952

Ending balance total loans	$122,405	$327,746	$171,824	$102,771	$21,209	$323,312	$1,069,267

June 30, 2016	Construction and Land	Commercial Real Estate	Commercial and Agriculture	Consumer Real Estate	Consumer	Manufactured Homes	Total
Allowance for loan loss
Beginning balance	$3,561	$6,582	$1,811	$1,446	$859	$7,521	$21,780
Charge-offs	(30)	—	(3)	(168)	(632)	(218)	(1,051)
Recoveries	4	16	21	14	47	63	165
Provision	(282)	(518)	(205)	171	399	943	508

Ending balance	$3,253	$6,080	$1,624	$1,463	$673	$8,309	$21,402

Ending balance - individually evaluated for impairment	$—	$2,354	$170	$213	$—	$23	$2,760

Ending balance - collectively evaluated for impairment	$3,253	$3,726	$1,454	$1,250	$673	$8,286	$18,642

December 31, 2016
Loans
Ending balance - individually evaluated for impairment	$1,668	$7,471	$2,816	$1,597	$440	$14,792	$28,784
Ending balance - collectively evaluated for impairment	145,514	291,588	152,955	102,071	22,909	308,749	1,023,786

Ending balance total loans	$147,182	$299,059	$155,771	$103,668	$23,349	$323,541	$1,052,570

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

The Banks use internally assigned loan grades as credit quality indicator. Loans are graded as Pass, Special Mention, or Substandard.

Pass – Loans considered to have a normal credit risk. The borrower has the apparent ability to satisfy its obligations to the Banks, and therefore no loss in ultimate collection is anticipated based on current facts and circumstances. Pass grade loans have reasonable collateral and low to normal loan to value ratios.

Special Mention - Loans considered to have a slightly above normal credit risk. These loans have potential weaknesses that deserve management’s close attention, and if left uncorrected, such potential weaknesses may result in an increased risk of loss in the future. Special Mention grade loans do not expose the Banks to sufficient risk to warrant adverse classification.

Substandard - Loans considered to be inadequately protected by the current net worth and financial capacity of the borrower or the collateral pledged, if any. These loans are characterized by the distinct possibility that the Bank will sustain some loss in the future, if the weaknesses are not corrected. Loss potential, while existing in the aggregate amount of the Substandard grade loans, does not have to exist in the individual loans classified as Substandard.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

The following table provides the balances of loans by loan classes disaggregated based on credit quality indicator - internally assigned loan grades as of June 30, 2017 and December 31, 2016:

June 30, 2017	Loan Grade
Loan Class	Pass	Special Mention	Substandard	Total
Construction and land	$121,363	$831	$211	$122,405
Commercial real estate	295,520	17,902	14,324	327,746
Commercial & agriculture	168,764	394	2,666	171,824
Consumer real estate	98,879	1,720	2,172	102,771
Consumer	20,550	302	357	21,209
Manufactured homes	291,238	16,059	16,015	323,312

Total loans	$996,314	$37,208	$35,745	$1,069,267

December 31, 2016	Loan Grade
Loan Class	Pass	Special Mention	Substandard	Total
Construction and land	$144,654	$852	$1,676	$147,182
Commercial real estate	265,044	20,854	13,161	299,059
Commercial & agriculture	152,063	716	2,992	155,771
Consumer real estate	97,988	3,614	2,066	103,668
Consumer	22,326	523	500	23,349
Manufactured homes	287,601	18,971	16,969	323,541

Total loans	$969,676	$45,530	$37,364	$1,052,570

Impaired loans individually evaluated for impairment in accordance with ASC 310 at June 30, 2017 and December 31, 2016 were as follows:

	June 30, 2017	December 31, 2016
Carrying value of total impaired loans	$31,315	$28,784
Amount of the direct allowance for loan losses allocated	2,701	2,669
Average of impaired loans during the period	30,052	35,549
Interest income recognized during impairment	840	1,406

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Impaired loans individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of June 30, 2017 were as follows:

June 30, 2017	Recorded	Unpaid Principal	Related	Average Recorded	Interest Income
Loan Class	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with related allowance recorded:
Construction and land	$—	$—	$—	$—	$—
Commercial real estate	4,331	4,278	1,000	4,341	12
Commercial & agriculture	2,046	2,101	1,622	1,878	50
Consumer real estate	255	267	20	229	8
Consumer	44	44	40	45	3
Manufactured homes	1,825	1,825	19	1,952	—

Total loans with related allowance recorded	$8,501	$8,515	$2,701	$8,445	$73

Loan Class	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with no related allowance recorded:
Construction and land	$203	$1,548	$—	$936	$79
Commercial real estate	7,467	8,729	—	5,294	158
Commercial & agriculture	812	1,636	—	959	29
Consumer real estate	1,559	1,751	—	1,477	46
Consumer	243	460	—	319	8
Manufactured homes	12,530	12,785	—	12,622	447

Total loans with no related allowance recorded	22,814	26,909	—	21,607	767

Total impaired loans	$31,315	$35,424	$2,701	$30,052	$840

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Impaired loans individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of December 31, 2016 were as follows:

December 31, 2016		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Loan Class	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with related allowance recorded:
Construction and land	$—	$—	$—	$—	$—
Commercial real estate	4,350	4,518	1,275	4,627	86
Commercial & agriculture	1,710	1,766	1,315	1,829	69
Consumer real estate	202	203	17	204	10
Consumer	45	45	40	2	—
Manufactured homes	2,079	2,078	22	2,198	—

Total loans with related allowance recorded	$8,386	$8,610	$2,669	$8,860	$165

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Loan Class	Investment	Balance	Allowance	Investment	Recognized
Impaired loans with no related allowance recorded:
Construction and land	$1,668	$2,842	$—	$2,861	$8
Commercial real estate	3,121	4,200	—	4,485	125
Commercial & agriculture	1,106	1,860	—	2,949	82
Consumer real estate	1,395	1,648	—	1,930	63
Consumer	395	628	—	536	29
Manufactured homes	12,713	13,744	—	13,928	934

Total loans with no related allowance recorded	20,398	24,922	—	26,689	1,241

Total impaired loans	$28,784	$33,532	$2,669	$35,549	$1,406

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Impaired loans with individually evaluated for impairment in accordance with ASC 310 disaggregated by class as of June 30, 2016 were as follows:

June 30, 2016	Average	Interest
	Recorded	Income
Loan Class	Investment	Recognized
Impaired loans with related allowance recorded
Construction and land	$130	$1
Commercial real estate	6,581	81
Commercial & agriculture	776	15
Consumer real estate	504	17
Consumer	—	—
Manufactured homes	—	—

Total loans with related allowance recorded	$7,991	$114

	Average	Interest
	Recorded	Income
Loan Class	Investment	Recognized
Impaired loans with no related allowance recorded
Construction and land	$318	$1
Commercial real estate	6,509	128
Commercial & agriculture	1,850	37
Consumer real estate	2,328	58
Consumer	4,622	50
Manufactured homes	2,078	24

Total loans with no related allowance recorded	17,705	298

Total impaired loans	$25,696	$412

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Non-performing loans were as follows at June 30, 2017 and December 31, 2016:

	June 30, 2017	December 31, 2016
Loans past due over 90 days still on accrual	$3,979	$1,270
Non-accrual loans	9,537	10,169

	$13,516	$11,439

Non-performing loans and impaired loans are defined differently. All non-performing loans were loans past due 90 days or greater and still on accrual or loans on non-accrual status as of June 30, 2017 and December 31, 2016. Impaired loans are loans for which, based on current information and events, it is considered probable that the Bank will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. Some loans may be included in both categories, whereas other loans may only be included in one category.

Age analysis of past due loans disaggregated by class as of June, 2017:

June 30, 2017		Greater		Current
	30 - 89 Days	Than		and Accruing	Total
Loan Class	Past Due	90 Days	Non-accruals	Interest	Loans
Construction and land	$21	$—	$203	$122,181	$122,405
Commercial real estate	1,249	2,468	8,069	315,960	327,746
Commercial & agriculture	697	114	414	170,599	171,824
Consumer real estate	911	281	492	101,087	102,771
Consumer	245	91	134	20,739	21,209
Manufactured homes	9,020	1,025	225	313,042	323,312

Total loans	$12,143	$3,979	$9,537	$1,043,608	$1,069,267

Age analysis of past due loans disaggregated by class as of December 31, 2016:

December 31, 2016		Greater		Current
	30 - 89 Days	Than		and Accruing	Total
Loan Class	Past Due	90 Days	Non-accruals	Interest	Loans
Construction and land	$1,264	$1	$1,668	$144,249	$147,182
Commercial real estate	178	—	6,441	292,440	299,059
Commercial & agriculture	1,017	—	627	154,127	155,771
Consumer real estate	2,074	291	821	100,482	103,668
Consumer	491	69	277	22,512	23,349
Manufactured homes	14,362	909	335	307,935	323,541

Total loans	$19,386	$1,270	$10,169	$1,021,745	$1,052,570

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Troubled debt restructurings (TDR) - as part of the Banks’ ongoing risk management practices, the Banks attempt to work with borrowers when necessary to extend or modify loan terms to better align with their current ability to repay. Extensions and modifications to loans are made in accordance with internal policies and guidelines which conform to regulatory guidance. Each occurrence is unique to the borrower and is evaluated separately. The Banks consider regulatory guidelines when restructuring loans to ensure that prudent lending practices are followed. As such, qualification criteria and payment terms consider the borrower’s current and prospective ability to comply with the modified terms of the loan.

A modification is classified as TDR if the borrower is experiencing financial difficulty and it is determined that the Banks have granted a concession to the borrower. The Banks may determine that a borrower is experiencing financial difficulty if the borrower is currently in default on any of its debt, or if it is probable that the borrower may default in the foreseeable future without a modification of its debt. Generally, a concession is granted when the Banks no longer expect to collect all amounts due at the original contractual rate subsequent to modification.

Concessions could include reductions of interest rates, extension of the maturity date at a rate lower than current market rate for a new loan with similar risk, reduction of accrued interest, or principal forgiveness. When evaluating whether a concession has been granted, the Banks also consider whether the borrower has provided additional collateral or guarantors and whether such additions adequately compensate the Banks for the restructured terms. The assessments of whether a borrower is experiencing (or is likely to experience) financial difficulty and whether a concession has been granted is subjective in nature and management judgment is required when determining whether a modification is classified as TDR. The Banks’ determination whether a TDR is placed on nonaccrual status generally follows the same internal policies and procedures as for the other portfolio loans.

As of June 30, 2017 and December 31, 2016, the Company has a recorded investment in troubled debt restructurings of $22,339 and $21,755, respectively. The modifications included extensions of the maturity date and/or a stated rate of interest to one lower than the current market rate. The Company has allocated $708 and $677 of specific reserves for those loans at June 30, 2017 and December 31, 2016, respectively, and has committed to lend additional amounts totaling up to $1,339 and $1,167, respectively to these customers. Of these loans, $4,243 and $4,574 were classified as non-accrual loans as of June 30, 2017 and December 31, 2016, respectively.

The following tables reflect TDR occurring during the six months ended June 30, 2017 and 2016 by class:

June 30, 2017		Pre-Modification	Post-Modification
		Outstanding	Outstanding	Charge-offs
	Number of	Recorded	Recorded	to Specific
Loan Class	Contracts	Investment	Investment	Reserves
Commercial real estate	1	$131	$131	$—
Consumer real estate	2	211	211	—

Total loans	3	$342	$342	$—

June 30, 2016		Pre-Modification	Post-Modification
		Outstanding	Outstanding	Charge-offs
	Number of	Recorded	Recorded	to Specific
Loan Class	Contracts	Investment	Investment	Reserves
Commercial real estate	—	$—	$—	$—
Consumer real estate	3	202	205	—

Total loans	3	$202	$205	$—

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

NOTE 4 - REGULATORY CAPITAL MATTERS

Banks and bank holding companies are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. As of June 30, 2017 and December 31, 2016, the most recent regulatory notifications categorized Clayton Bank and Trust, and American City Bank (the “Banks”) as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the Banks’ categories.

Actual and required capital amounts and ratios are presented below as of June 30, 2017 and December 31, 2016:

					To Be Well Capitalized
			For Capital Adequacy		Under Prompt Corrective
	Actual		Purposes		Action Provisions
June 30, 2017	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to risk weighted assets
Clayton Bank & Trust	$174,561	19.05%	$73,288	8.00%	$91,610	10.00%
American City Bank	54,515	18.43%	23,664	8.00%	29,580	10.00%

Tier 1 (Core) Capital to risk weighted assets
Clayton Bank & Trust	163,035	17.80%	54,966	6.00%	54,966	6.00%
American City Bank	51,583	17.44%	17,748	6.00%	17,748	6.00%

Tier 1 (Core) Capital to average assets
Clayton Bank & Trust	163,035	18.50%	35,251	4.00%	44,064	5.00%
American City Bank	51,583	16.79%	12,289	4.00%	15,361	5.00%

Tier 1 (Common) Capital to risk weighted assets
Clayton Bank & Trust	163,035	17.80%	41,225	4.50%	59,547	6.50%
American City Bank	51,583	17.44%	13,311	4.50%	19,227	6.50%

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

			For Capital Adequacy		To Be Well Capitalized
	Actual		Purposes		Under Prompt Corrective
December 31, 2016	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total Capital to risk weighted assets
Clayton Bank & Trust	$167,513	18.86%	$71,038	8.00%	$88,797	10.00%
American City Bank	50,454	16.87%	23,927	8.00%	29,909	10.00%

Tier 1 (Core) Capital to risk weighted assets
Clayton Bank & Trust	156,332	17.61%	53,278	6.00%	53,278	6.00%
American City Bank	47,736	15.96%	17,945	6.00%	17,945	6.00%

Tier 1 (Core) Capital to average assets
Clayton Bank & Trust	156,332	18.10%	34,557	4.00%	43,196	5.00%
American City Bank	47,736	16.48%	11,585	4.00%	14,481	5.00%

Tier 1 (Common) Capital to risk weighted assets
Clayton Bank & Trust	156,332	17.61%	39,959	4.50%	57,718	6.50%
American City Bank	47,736	15.96%	13,459	4.50%	19,441	6.50%

NOTE 5 - LOAN COMMITMENTS, CONTINGENCIES AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet credit loss risk exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as the ones used for loans, including obtaining collateral at exercise of the commitment.

The contractual amount of financial instruments with off-balance-sheet risk was as follows at year-end:

	June 30, 2017	December 31, 2016
Commitments to make Loans	$283,109	$243,068
Lines of Credit	2,122	1,653
Letters of Credit	5,892	6,878

In the normal course of business, the Banks are subject to various claims and litigation arising out of claims or other disputes. Because litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance, it is reasonably possible that some of the legal actions and claims could be filed and decided as unfavorable to the Banks. Although the amount of ultimate liabilities with respect to such matters cannot be ascertained, management, after evaluating current ongoing litigation or claims, believes that any resulting liability should not materially affect the financial position of the Banks.

NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC 820, “Fair Value Measurements and Disclosures,” defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, the fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2: Quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3: Significant unobservable inputs based on the Banks’ assumptions used to measure assets and liabilities at fair value.

The Banks utilize fair value measurements to record fair value adjustments to certain assets and liabilities. Following is a description of the valuation methodologies used for assets and liabilities measured at fair value, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Securities Available for Sale - Where quoted prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include highly liquid government securities and certain other products. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics and are classified within Level 2 of the valuation hierarchy. Level 2 securities include mortgage-backed securities and municipal bonds. In certain cases, where there is limited activity or fair values are estimated using discounted cash flow models, securities are classified within Level 3 of the valuation hierarchy.

Impaired Loans - A loan is considered to be impaired when it is probable the Banks will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured based on the present value of expected payments using the loan’s original effective rate as the discount rate, the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. If the recorded investment in the impaired loan exceeds the measure of fair value, a valuation allowance may be established as a component of the allowance for loan losses or the expense is recognized as a charge-off. Impaired loans are classified within Level 3 of the hierarchy.

Other Real Estate Owned - Other real estate owned, consisting of properties obtained through foreclosure or in satisfaction of loans, is initially recorded at lower of carrying value or fair value, determined on the basis of current appraisals, comparable sales, and other estimates of value obtained principally from independent sources, adjusted for estimated selling costs. Other real estate owned is included in Level 3 of the valuation hierarchy.

The Banks had no liabilities measured at fair value on a recurring or non-recurring basis at June 30, 2017 and December 31, 2016.

Assets measured at fair value on a recurring basis as of June 30, 2017 and December 31, 2016 are as follows:

June 30, 2017	Level 1	Level 2	Level 3	Total
Investment securities available for sale
Mortgage-backed securities	$—	$31,242	$—	$31,242
State and municipal securities	—	15,408	—	15,408

Total	$—	$46,650	$—	$46,650

December 31, 2016	Level 1	Level 2	Level 3	Total
Investment securities available for sale
Mortgage-backed securities	$—	$34,996	$—	$34,996
State and municipal securities	—	17,985	—	17,985

Total	$—	$52,981	$—	$52,981

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Assets measured at fair value on a non-recurring basis as of June 30, 2017 and December 31, 2016 are as follows:

June 30, 2017	Level 1	Level 2	Level 3	Total
Other real estate owned	$—	$—	$63	$63
Repossessed assets	—	—	2,633	2,633
Impaired loans, net	—	—	4,767	4,767

Total assets at fair value	$—	$—	$7,463	$7,463

December 31, 2016	Level 1	Level 2	Level 3	Total
Other real estate owned	$—	$—	$1,315	$1,315
Impaired loans, net	—	—	16,471	16,471

Total assets at fair value	$—	$—	$17,786	$17,786

There were no transfers between Level 1, 2 or 3 during the periods presented.

The following methods and assumptions were used in estimating its fair value disclosure for financial instruments that are not measured at fair value.

Cash and Cash Equivalents - The carrying amounts of cash, due from banks, and federal funds sold approximate their fair value.

Loans - For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values approximate carrying values. For other loans, fair values are estimated using discounted cash flow models, using current market interest rates offered for loans with similar terms to borrowers of similar credit quality.

Deposits, Federal Home Loan Bank Advances and Other Borrowed Funds - The carrying amounts of demand deposits, savings deposits and floating rate advances from the Federal Home Loan Bank approximate their fair values. Fair values for certificates of deposit, fixed rate advances from the Federal Home Loan Bank are estimated using discounted cash flow models using current market interest rates offered on certificates, advances and other borrowings.

Federal Funds Purchased - The carrying amounts of federal funds purchased approximate their fair value.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Carrying amount and estimated fair values of financial instruments were as follows at June 30, 2017 and December 31, 2016:

	Carrying
June 30, 2017	Amount	Level 1	Level 2	Level 3	Fair Value
Financial Assets:
Cash and cash equivalent	$29,300	$29,300	—	—	$29,300
Securities available for sale	46,650	—	46,650	—	46,650
Securities held to maturity	13,519	—	13,961	—	13,961
Loans, net	1,048,830	—	1,049,758	4,767	1,054,525
FHLB stock	3,408	—	—	3,408	3,408
Accrued interest receivable	4,800	—	4,800	—	4,800

Financial Liabilities:
Non maturing deposits	553,130	553,130	—	—	553,130
Time deposits	338,816	—	337,760	—	337,760
FHLB advances	64,883	—	65,482	—	65,482
Fed funds purchased	—	—	—	—	—
Accrued interest payable	574	—	574	—	574

	Carrying
December 31, 2016	Amount	Level 1	Level 2	Level 3	Fair Value
Financial Assets:
Cash and cash equivalent	$49,592	$49,592	—	—	$49,592
Securities available for sale	52,981	—	52,981	—	52,981
Securities held to maturity	13,691	—	14,200	—	14,200
Loans, net	1,032,175	—	1,005,310	16,471	1,021,781
FHLB stock	3,370	—	—	3,370	3,370
Accrued interest receivable	5,050	—	5,050	—	5,050

Financial Liabilities:
Non maturing deposits	583,048	583,048	—	—	583,048
Time deposits	335,326	—	333,634	—	333,634
FHLB advances	52,414	—	52,780	—	52,780
Fed funds purchased	308	308	—	—	308
Accrued interest payable	553	—	553	—	553

NOTE 7 – RELATED PARTY TRANSACTIONS

The Banks offer loans in the ordinary course of business to our insiders, including our executive officers and directors, their related interests and immediate family members and other employees. Applicable law and our written credit policies require that loans to insiders be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to non-insider employees and other non-insiders are subject to the same requirements and underwriting standards and meet our normal lending guidelines, except that non-insider employees and other non-insiders may receive preferential interest rates and fees as an employee benefit. Loans to individual employees, directors and executive officers must also comply with the Banks’ statutory lending limits and regulatory requirements regarding lending limits and collateral. All extensions of credit to the related parties must be reviewed and approved by the Banks’ Boards of Directors. Directors with a personal interest in any loan application are excluded from the consideration of such loan application.

CLAYTON BANKS

Notes to Combined Financial Statements (unaudited)

June 30, 2017

(dollars in thousands)

Such loans amounted to $46,572 (representing 32 loans) and $46,107 (representing 38 loans) at June 30, 2017 and December 31, 2016, respectively.

Deposits from principal officers, directors and their affiliates were $65,568 and $42,894 at June 30, 2017 and December 31, 2016, respectively.

At June 30, 2017 and December 31, 2016, Clayton HC, Inc. had cash balances on deposit with Clayton Bank and Trust totaling $41,793 and $28,170, respectively, for ongoing corporate needs.

The Banks also have available lines of credit (or the equivalent thereof) with the majority shareholder totaling approximately $52,000 as of June 30, 2017 and December 31, 2016. There were no balances outstanding on those lines at June 30, 2017 or December 31, 2016.

The Banks entered into aircraft time sharing agreement, dated July 2015, with companies controlled by the majority shareholder, (CFA Holdings LLC and CF Services LLC), pursuant to which the Banks have the right to use, from time to time, an aircraft leased and operated by CFA Holdings. This replaces the previous agreement entered into during 2007. CFA Holdings and CF Services LLC bill the Banks for usage of the aircraft based on hours of use and operating costs. During the six months ended June 30, 2017 and 2016 the banks paid CFA Holdings and CF Services $126 and $98, respectively, under the aviation timesharing agreement for the use of the aircraft.

Clayton Bank and Trust leases branch space from Clayton HC, Inc. Annual lease for space is $6 per year. Clayton HC has a management agreement with Clayton Bank and Trust to provide support for collection of debts, management of ORE, accounting and other management duties, amounting to $93 and $93 during the six months ended June 30, 2017 and 2016, respectively.

Apex Bank, 50% owned by Clayton HC, has a management agreement with Clayton Bank and Trust to provide support for IT and other management duties, amounting to $5 and $10 during the six months ended June 30, 2017 and 2016, respectively.